Third Quarter 2009
Earnings Conference Call
October 29, 2009

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This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the
Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC’s guidelines strictly prohibit the Company from including in filings with the
SEC. Investors are urged to consider closely the disclosure in the Company’s 2008 Form 10-K.

Forward-Looking Statements

- Executive Summary

- Questions & Answers

WELL ENHANCER

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 Summary of Q3 2009 Results (pg. 4)
 2009 Outlook (pg. 7)
 Liquidity and Capital Resources (pg. 10)
• Operational Highlights by Segment
 Contracting Services (pg. 16)
 Oil & Gas (pg. 24)
• Non-GAAP Reconciliations (pg. 27)
Well Enhancer helideck
Presentation Outline

($ in millions, except per share data)	Quarter Ended			Nine Months Ended	
	9/30/2009 (A)	9/30/2008	6/30/2009 (A)	9/30/2009 (A)	9/30/2008
Revenues	**$ 216**	**$ 608**	**$ 495**	**$ 1,282**	**$ 1,580**
Gross Profit:	5	208	201	367	536
Operating	2%	34%	40%	29%	34%
Oil & Gas Impairments/ARO Increases	(1)	(7)	(63)	(64)	(24)
Exploration Expense	(1)	(2)	(2)	(3)	(5)
Total	$ 3	$ 199	$ 136	$ 300	$ 507
Net Income	**$ 4**	**$ 59**	**$ 100**	**$ 158**	**$ 222**
Diluted Earnings Per Share	**$ 0.04**	**$ 0.63**	**$ 0.94**	**$ 1.48**	**$ 2.34**
Adjusted EBITDAX (B)(C)					
Contracting Services	$ 28	$ 79	$ 41	$ 121	$ 177
Oil & Gas	12	92	108	314	361
Elimination	(2)	(12)	(1)	(3)	(18)
Adjusted EBITDAX	**$ 38**	**$ 159**	**$ 148**	**$ 432**	**$ 520**

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(A) Results of Cal Dive, our former Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below
 50%; thereafter, our remaining interest was accounted for under the equity method of accounting until September 23, 2009, when we reduced our holdings with the sale of the substantial majority of our remaining interest in Cal Dive. Second quarter revenues from our former Shelf Contracting business totaled $197.7 million.
(B) See non-GAAP reconciliation on slides 28-29.
(C) Excludes Cal Dive contribution in all periods presented.
Executive Summary

Third quarter results reflect the following matters on a pre-tax basis:

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 • $17.9 million gain on the sale of 23.2 million shares of Cal Dive stock
 • $7.1 million of incremental expense recorded as a result of the Company’s weather derivative contract
 •Expense concentrated in Q3 2009 to coincide with hurricane season vs. straight line expense
 •Q3 results excluded realized hedge gains of approximately $25 million for natural gas hedge mark-to-market adjustments previously recognized as unrealized gains in Q1 and Q2 of 2009
The after-tax effect of the above two items on EPS totaled $0.07 per diluted share.
Executive Summary

• Net debt balance decreased by $853 million year-to-date
• Oil and gas production totaled 9.8 Bcfe for Q3 2009 versus 12.4 Bcfe in Q2 2009
 • Avg realized price for oil $68.86 / bbl ($72.29 / bbl in Q2 2009), including effect of settled hedges
 • Avg realized price for gas $8.02 / Mcf ($7.62 / Mcf in Q2 2009), including the effect of settled hedges
Executive Summary (continued)

Helix Producer I topside module installation progress at Kiewit Offshore Services fabrication yard

- Contracting Services demand in 2H 2009 has softened, as expected

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• Express dry-dock, transit and utilization on
 Danny pipeline is impacting external revenues
• Capital expenditures of approximately $340 to
 $360 million for 2009, $209 million spent
 year-to-date
 • $205 million relates to completion of three
 major vessel projects (Well Enhancer, Caesar
 and Helix Producer I)
 • $55 million relates to development of Danny
 and Phoenix oil fields
• Improved liquidity and debt levels (see slide 11)
Express spooling pipe for ERT Danny project
2009 Outlook

 • Production range: 43 - 47 Bcfe
 • Oil and gas prices
 • Without hedges: $4.37 /mcfe;
 $66.41 /bbl
 • With realized hedges and mark-to-
 market adjustments (gas only):
  $7.45 /mcfe; $70.91 /bbl
HPI pipe racks connecting production modules
to buoy system
2009 Outlook (continued)

HELIX
ENERGY SOLUTIONS GROUP

Huisman
WELL ENHANCER

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Liquidity and
Capital
Resources
Well Enhancer and Seawell in Aberdeen, Scotland

in millions
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,758
$2,027
$1,361
$1,668
$1,803
$950
Gross Debt
Net Debt
12/31/2007
12/31/2008
9/30/2009

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Debt
 Liquidity* of $781 million at 9/30/09

 * Defined as available revolver capacity plus cash
Significant Balance Sheet Improvements

- Company remains focused on its efforts to monetize non-core assets and businesses

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• Completed (≈ $600 million pre-tax):
 •Oil and gas assets
 • Bass Lite sale December 08 & January 09 ($49 million)
 • EC 316 sale in February 09 ($18 million)
 • Cal Dive
 • Sold a total of 15.2 million shares of Cal Dive common stock to Cal Dive in January and June 2009 for aggregate proceeds of $100 million
 • Sold 45.8 million Cal Dive shares in secondary offerings for proceeds of
 ≈ $405 million (net of offering costs) in June and September 2009
 • Sold Helix RDS for $25 million in April 2009
 Company will continue to seek a sale of its shelf oil and gas properties
Liquidity and Capital Resources

Company is in compliance as of 9/30/2009, and based on current forecasts expects compliance at December 31, 2009.
Covenant	Test	Explanation
Collateral Coverage Ratio	> 1.75 : 1	Basket of collateral to Senior Secured Debt
Fixed Charge Coverage Ratio	> 2.75 : 1	Consolidated EBITDA to consolidated interest charges
Consolidated Leverage Ratio	< 3.5 : 1	Consolidated EBITDA to consolidated debt
Liquidity and Capital Resources

Credit Facilities, Commitments and Amortization
 – $435 Million Revolving Credit Facility - UNDRAWN.
 • Facility extended to November 2012.
 • In July 2011, commitments reduced to $407 million.
 • $50 million of LCs in place.
 – $416 Million Term Loan B - Committed facility through June 2013. $4.3 million principal payments annually.
 – $550 Million High Yield Notes - Interest only until maturity (January 2016) or called by Helix. First Helix call date is January 2012.
 – $300 Million Convertible Notes - Interest only until put by noteholders or called by
 Helix. First put/call date is December 2012, although noteholders have the right to convert prior to that date if certain stock price triggers are met ($38.56).
 – $119 Million MARAD - Original 25 year term; matures February 2027. $4.4 million principal payments annually.
Liquidity and Capital Resources

HELIX
ENERGY SOLUTIONS GROUP

Operations Highlights

HELIX

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Subsea Construction

- Danny PIP and Sargent pipe being welded at the Spoolbases in Ingleside and Port Arthur, respectively

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• Completed the offshore work on the
 Reliance KGD6 Project in the Bay of
 Bengal
• Express returned from India to the Gulf of
 Mexico after her regulatory dry-dock in
 Spain and began spooling the Helix ERT
 Danny 12-inch pipe in 8-inch pipe (PIP)
 pipeline at Helix’s new spoolbase in
 Ingleside, Texas
• Intrepid Gulf of Mexico activities included:
 – Completed Newfield Fastball project
 – Installed jumpers for BP to tie-in
 Murphy’s Thunder Hawk and BHP
 Shenzi export pipelines
 – Worked for Helix ERT on the
 Phoenix Project
Caesar pipelay stinger
Contracting Services

Robotics

- *Seacor Canyon* and the T200 trenching ROV performed a cable installation and burial operation offshore Indonesia, but overall lower utilization during Q3

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• Olympic Canyon working for
 Reliance Industries offshore India
 under long term inspection, repair
 and maintenance contract
• Olympic Triton supporting
 Technip’s Deep Blue on GOM
 Projects and will transit to West
 Africa under contract with Technip
• Island Pioneer and Northern
 Canyon enjoyed high utilization on
 North Sea trenching projects
Cable trencher T200 being launched from the Seacor Canyon offshore Indonesia
Contracting Services

• Seawell worked the majority of the quarter
 for Shell under the long term firm contract
 and also worked for BP, Apache and
 Venture
• Q4000 worked for Chevron and Walter Oil
 & Gas in well intervention mode in July
 and for ENI as an accommodation vessel
 for the rest of the quarter. ENI work was
 contracted at low rates because of delays
 in prospective well intervention work.
• Well Ops APAC operations still being
 impacted by refurbishment of the Vessel
 Deployment System and Subsea
 Intervention Lubricator
• Well Enhancer construction completed at
 end of the third quarter and is now
 generating revenue
 Subsea Intervention Lubricator system
 onboard Well Enhancer
Contracting Services

Well Enhancer generating revenue
Caesar completed sea trials offshore China
HPI external thruster porches, DTS receptacle
and all production modules installed
Marine Capital Projects

- Installation completed of Disconnectable Turret System (DTS) receptacle, external thruster porches and majority of production modules and cranes

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• DTS buoy loaded out and to be installed by
 Q4000 in November 2009
• Installation of 2,500-ton production modules
 underway and expected to be completed
 November with hook-up to follow
• Expect deployment in Phoenix field
 in Q2 2010
HPI production module installation
Disconnectable
Transfer System
Helix Producer I

($ in millions, except percentages)

	Quarter Ended		
	September 30		June 30
	2009	2008	2009 (A)
Revenues (B)			
Contracting Services	$ 175	$ 276	$ 239
Shelf Contracting	-	279	198
Total Revenue	$ 175	$ 555	$ 437
Gross Profit (B)			
Contracting Services (C)	$ 28	$ 76	$ 41
Profit Margin	16%	28%	17%
Shelf Contracting	-	93	54
Profit Margin		33%	27%
Total Gross Profit	$ 28	$ 169	$ 95
Gross Profit margin	16%	30%	22%
Equity in Earnings (D)	$ 13	$ 9	$ 6

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(A) Results of Cal Dive, our former Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below
 50%; thereafter, our remaining interest was accounted for under the equity method of accounting until September 23, 2009, when we reduced our holdings with the sale of the substantial majority of our remaining interest in Cal Dive.
(B) See non-GAAP reconciliation on slides 28-29. Amounts are prior to intercompany eliminations.
(C) Includes corporate and operational support overheads.
(D) Amounts primarily represent equity in earnings of Marco Polo and Independence Hub investments and equity in earnings from Cal Dive from June 11 through September 23, 2009.
Contracting Services

HELIX ENERGY SOLUTIONS GROUP

Revenue and Gross Profit by Division ($ in millions)

	Quarter Ended		
	September 30		June 30
	2009	2008	2009
Revenues (A)			
Subsea Construction	$ 126	$ 194	$ 179
Well Operations	49	82	60
Revenue Before Eliminations	$ 175	$ 276	$ 239
Gross Profit (A)			
Subsea Construction	$ 19	$ 39	$ 24
Well Operations	9	37	17
Gross Profit Before Eliminations	$ 28	$ 76	$ 41
Gross Profit Margin	16%	28%	17%

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(A) Amounts are before intercompany eliminations. See non-GAAP reconciliation on slides 28-29.
Contracting Services

HELIX ENERGY SOLUTIONS GROUP

Vessel Utilization	Quarter Ended September 30 2009	Quarter Ended September 30 2008	June 30 2009
Contracting Services			
Subsea Construction Vessels (A)	77%	98%	88%
Well Operations	92%	100%	98%
Robotics	74%	76%	72%
Production Facilities Throughput			
Marco Polo (MBOE)	2,236	2,256	949
Independence Hub (BCFE)	69.3	56.6	79.5

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Contracting Services
(A) Includes REM Forza on long-term charter.

HELIX ENERGY SOLUTIONS GROUP

Financial Highlights

	Quarter Ended					
	September 30				June 30	
	2009		2008		2009	
Revenue (millions)	$	64	$	135	$	90
Gross Profit - Operating		(15)		55		19
Hurricane Expenses, net (A)		(5)		(9)		39
Oil & Gas Impairments (B)		(1)		-		(12)
Exploration Expense		(1)		(2)		(2)
Total	$	(22)	$	44	$	44
Gain on Oil & Gas Derivative Contracts	$	5	$	3	$	4
Production (Bcfe):						
Shelf (C)		6.8		8.8		9.5
Deepwater		3.0		1.7		2.9
Total		9.8		10.5		12.4
Average Commodity Prices (D):						
Oil / Bbl	$	68.86	$	107.14	$	72.29
Gas / Mcf	$	8.02	$	10.22	$	7.62

(A) Reflects hurricane insurance proceeds less related costs. In Q2 2009 proceeds totaled $97.7 million, offset by $7.4 million of hurricane-related repair costs and $51.5 million of additional hurricane-related impairment charges, including an estimated $43.8 million increase to our asset retirement obligations for hurricane-affected properties.

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(B) Q2 amounts reflect
 $11.5 million of impairments
 related to reduction in
 carrying values of certain oil
 and gas properties due to
 reserve revisions.
(C) Includes UK production of 0.1
 Bcfe in Q3 2008 and 0.2 Bcfe
 in Q2 2009.
(D) Including effect of settled
 hedges.
Oil & Gas

HELIX ENERGY SOLUTIONS GROUP

Operating Costs ($ in millions, except per Mcfe data)

	Quarter Ended					
	September 30				June 30	
	2009		2008		2009	
	Total	per Mcfe	Total	per Mcfe	Total	per Mcfe
DD&A (A)	**$ 35**	**$ 3.56**	**$ 39**	**$ 3.73**	**$ 45**	**$ 3.66**
Operating and Other (B):						
Operating Expenses (C)	$ 25	2.56	$ 22	2.10	$ 18	1.44
Workover	6	0.61	3	0.29	1	0.07
Transportation	3	0.31	2	0.15	2	0.18
Repairs & Maintenance	4	0.42	6	0.57	2	0.19
Other	2	0.25	1	0.12	3	0.23
Total Operating & Other	**$ 40**	**4.15**	**$ 34**	**3.23**	**$ 26**	**2.11**
Total	**$ 75**	**$ 7.71**	**$ 73**	**$ 6.96**	**$ 71**	**$ 5.77**

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(A) Includes accretion expense.
(B) Excludes hurricane-related repairs of $5.1 , $2.3 and $7.4 million, net of insurance recoveries of $0, $0, and $97.7 million, for the quarters ended September 30, 2009, September 30, 2008 and June 30, 2009, respectively.
(C) Includes $10.4 million related to a weather derivative contract in the third quarter of 2009. Excludes exploration expenses of $0.9,
 $1.6 and $1.5 million, and abandonment of $2.9, $6.5 and $0.8 million for the quarters ended September 30, 2009, September 30,
 2008 and June 30, 2009, respectively.
Oil & Gas

Oil (Bbls)	Forward Sales	Collars	Swaps	Total Volume Hedged	Forward Pricing	Swap Pricing	Average Collar Price Floor	Average Collar Price Ceiling
2009	450,000	-	-	450,000	$ 71.79		$ 75.00	$ 89.55
2010	-	1,200,000	1,315,000	2,515,000		$ 75.44	$ 62.50	$ 80.73
Natural Gas (mcf)								
2009	4,550,400	1,475,000	-	6,025,400	$ 8.23		$ 7.00	$ 7.90
2010	-	12,045,000	12,950,000	24,995,000		$ 5.82	$ 6.00	$ 6.70
Totals (mcfe)								
2009	7,250,400	1,475,000	-	8,725,400				
2010	-	19,245,000	20,840,000	40,085,000				
Grand Totals	**7,250,400**	**20,720,000**	**20,840,000**	**48,810,400**				

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Summary of Oct 2009-Dec 2010 Hedging Positions

Non-GAAP Reconciliations

TALISMAN
INTREPID
HELIX
ENI LONGHORN
INTREPID DECK LAYOUT
LONGHORN AKER LOADOUT
10029–EN–DG–D0002
D

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Adjusted EBITDAX *($ in millions)*

	Quarter Ended			Nine Months Ended	
	September 30		June 30	September 30	September 30
	2009	2008	2009	2009	2008
Net income applicable to common shareholders	$ 4	$ 59	$ 100	$ 158	$ 222
Non-cash impairments	1	7	19	20	24
Gain on asset sales	(18)	-	(69)	(88)	(80)
Preferred stock dividends	-	1	-	54	3
Income tax provision	1	39	50	116	134
Net interest expense and other	10	26	6	36	69
Depreciation and amortization	46	70	68	189	227
Exploration expense	1	2	2	3	5
Adjusted EBITDAX (including Cal Dive)	$ 45	$ 204	$ 176	$ 488	$ 604
Less Contribution from Cal Dive	(7)	(45)	(28)	(56)	(84)
Adjusted EBITDAX	38	159	148	432	520

We calculate adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization, and exploration expense. Further, we do not include earnings from our interest in Cal Dive in any periods presented in our adjusted EBITDAX calculation.

These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

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Non GAAP Reconciliations

HELIX ENERGY SOLUTIONS GROUP

Revenue and Gross Profit As Reported ($ in millions)

	Quarter Ended		
	September 30		June 30
	2009	2008	2009
Revenues			
Contracting Services	$ 175	$ 276	$ 239
Shelf Contracting	-	279	198
Intercompany elim. - Contracting Services	(23)	(66)	(29)
Intercompany elim. - Shelf Contracting	-	(16)	(5)
Revenue as Reported	$ 152	$ 473	$ 403
Gross Profit			
Contracting Services	$ 28	$ 76	$ 41
Shelf Contracting	-	93	54
Intercompany elim. - Contracting Services	(2)	(12)	(1)
Intercompany elim. - Shelf Contracting	-	(2)	(1)
Gross Profit as Reported	$ 26	$ 155	$ 93
Gross Profit Margin	17%	33%	23%

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Non GAAP Reconciliations